EXHIBIT 99.1

Woodward Records Anticipated Charges Related to Duarte Relocation

FORT COLLINS, Colo., April 09, 2018 (GLOBE NEWSWIRE) -- Woodward, Inc. (NASDAQ:WWD) today announced that it has recorded in its second quarter of fiscal 2018 specific charges totaling $17 million pre-tax, or $0.20 per diluted share, primarily related to its previously announced decision to move its operations located in Duarte, CA to the recently renovated Drake Campus in Fort Collins, CO.

As mentioned in the previous announcement, the Duarte facility is unable to support the significant amount of new business recently awarded, including a major thrust reverser actuation system contract with Airbus. A related facilities study concluded that the Drake Campus presented the best opportunity considering a variety of relevant criteria.

Included in the $17 million of specific charges is approximately $12.5 million of workforce management costs associated with the transfer of the business from Duarte to Fort Collins. An engineering center will remain in the Duarte area. In addition to the specific charges, Woodward anticipates incurring certain move related costs such as expenses associated with moving equipment, employee training, accelerated depreciation, and increased labor expenses over the coming year. We anticipate these expenses will vary by quarter, but are expected to be approximately $12 million in total.

Woodward is exploring various options with respect to the Duarte property and believes that a gain will be realized upon its disposition, which is anticipated to offset the specific charges and other costs associated with the Duarte relocation.

In our Industrial segment, while Woodward has already taken considerable actions to redeploy our workforce and reduce costs, the specific charges also include approximately $4.5 million of workforce management costs related to aligning our industrial turbomachinery business with current market conditions.

Beginning with the second quarter of our fiscal year, in addition to earnings as reported under US-GAAP, Woodward will report adjusted earnings, which will exclude the specific charges mentioned above as well as the incremental costs associated with the Duarte relocation.

About Woodward, Inc.

Woodward is an independent designer, manufacturer, and service provider of control solutions for the aerospace and industrial markets. The company’s innovative fluid, combustion, electrical, and motion control systems help customers offer cleaner, more reliable, and more efficient equipment. Our customers include leading original equipment manufacturers and end users of their products. Woodward is a global company headquartered in Fort Collins, Colorado, USA. Visit our website at www.woodward.com, and connect with us at www.facebook.com/woodwardinc.1

Cautionary Statement
Information in this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, statements regarding our expectations related to the relocation of our Duarte, CA operations to Fort Collins, CO including associated costs and charges, the sale of the Duarte property and any gains from such sale, and our efforts to align our industrial turbomachinery business with current market conditions. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements include, but are not limited to, changes in the real estate markets where our properties are located, effects of changes in our business or our employees, customers and service providers, a decline in business with, or financial distress of, Woodward’s significant customers; global economic uncertainty and instability in the financial markets; Woodward’s ability to manage product liability claims, product recalls or other liabilities associated with the products and services that Woodward provides; Woodward’s ability to obtain financing, on acceptable terms or at all, to implement its business plans, complete acquisitions, or otherwise take advantage of business opportunities or respond to business pressures; Woodward’s long sales cycle, customer evaluation process, and implementation period of some of its products and services; Woodward’s ability to implement and realize the intended effects of any restructuring and alignment efforts; Woodward’s ability to successfully manage competitive factors, including prices, promotional incentives, competitor product development, industry consolidation, and commodity and other input cost increases; Woodward’s ability to manage expenses and product mix while responding to sales increases or decreases; the ability of Woodward’s subcontractors to perform contractual obligations and its suppliers to provide Woodward with materials of sufficient quality or quantity required to meet Woodward’s production needs at favorable prices or at all; Woodward’s ability to monitor its technological expertise and the success of, and/or costs associated with, its product development activities; Woodward’s debt obligations, debt service requirements, and ability to operate its business, pursue its business strategies and incur additional debt in light of covenants contained in its outstanding debt agreements; Woodward’s ability to manage additional tax expense and exposures; risks related to Woodward’s U.S. Government contracting activities, including liabilities resulting from legal and regulatory proceedings, inquiries, or investigations related to such activities; the potential of a significant reduction in defense sales due to decreases in the amount of U.S. Federal defense spending or other specific budget cuts impacting defense programs in which Woodward participates; changes in government spending patterns, priorities, subsidy programs and/or regulatory requirements; future impairment charges resulting from changes in the estimates of fair value of reporting units or of long-lived assets; future results of Woodward’s subsidiaries; environmental liabilities related to manufacturing activities and/or real estate acquisitions; Woodward’s continued access to a stable workforce and favorable labor relations with its employees; physical and other risks related to Woodward’s operations and suppliers, including natural disasters, which could disrupt production; Woodward’s ability to successfully manage regulatory, tax, and legal matters; risks related to Woodward’s common stock, including changes in prices and trading volumes; risks from operating internationally, including the impact on reported earnings from fluctuations in foreign currency exchange rates, and compliance with and changes in the legal and regulatory environments of the United States and the countries in which Woodward operates; fair value of defined benefit plan assets and assumptions used in determining Woodward’s retirement pension and other postretirement benefit obligations and related expenses; industry risks, including increases in natural gas prices, unforeseen events that may reduce commercial aviation and increasing emissions standards; Woodward’s operations may be adversely affected by information systems interruptions or intrusions; certain provisions of Woodward’s charter documents and Delaware law that could discourage or prevent others from acquiring the company; and other risk factors described in Woodward's Annual Report on Form 10-K for the year ended September 30, 2017 and other risks described in Woodward’s filings with the Securities and Exchange Commission.

1Website, Facebook, Twitter: Woodward has used, and intends to continue to use, its Investor Relations website, its Facebook page and its Twitter handle as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

CONTACT: Don Guzzardo
Corporate Director, Investor Relations & Treasury
970-498-3580
Don.Guzzardo@woodward.com